UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2025

EQT Private Equity Company LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56683	99-3903361
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1114 Avenue of the Americas, 45th Floor, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

(917) 281-0850

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

On August 1, 2025, EQT Private Equity Company LLC (the “Company”) sold unregistered shares (the “Investor Shares”) of the Company to third party investors for cash for aggregate consideration of approximately $101,690,007, at a price per Investor Share equal to the corresponding Transactional Net Asset Value set forth under Item 8.01 below.3 The following table provides details on the Investor Shares sold by the Company:

Class	Aggregate Number of Shares Sold(1, 2)	Aggregate Consideration(1)
Class I Shares	2,119	$55,000
Class A-I Shares	787,826	$20,465,208
Class A-S Shares	2,163,472	$54,086,799
Class A-J1 Shares	985,912	$25,600,000
Class A-J2 Shares	57,114	$1,483,000

(1)	Share and dollar amounts are rounded to the nearest whole number.
(2)

The Company finalized the number of Investor Shares sold on August 20, 2025, following the calculation of the Company’s Transactional Net Asset Value per Share as of July 31, 2025, as set forth in Item 8.01 below.

(3)

Class A-S Shares were purchased at a price of $25 per Class A-S Share given that Class A-S Shares were not outstanding as of July 31, 2025, and therefore, did not have a calculated Transactional Net Asset Value.

The offer and sale of the Investor Shares were exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2), including Regulation D (for sales to accredited investors) and/or Regulation S (for sales to non-U.S. investors outside of the United States) thereunder.

Since inception on July 1, 2025, through the date of this Current Report on Form 8-K, the Company has sold approximately $188,363,785 of Investor Shares for cash as part of its continuous private offering.

Additionally, on August 25, 2025, the Company issued to EQT Holdings AB, an indirect subsidiary of EQT AB, an aggregate of 1,179,219 Class E Shares, valued at $26.12 per Class E Share, in exchange for the contribution to the Company of ownership interests in Avetta, LLC, a global leader in supply chain risk management software.

The offer and sale of the Class E Shares were exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2).

Item 8.01.	Other Events.

Transactional Net Asset Value

On August 20, 2025, EQT Partners Inc., the manager of the Company, determined the transactional net asset value, which corresponds to the price at which the Company sells and repurchases its shares (the “Transactional Net Asset Value”) for the following classes of the Company’s shares as of July 31, 2025:

Class	Transactional Net Asset Value per Share
Class I Shares	$25.95
Class A-I Shares	$25.98
Class A-D Shares	$25.97
Class A-J1 Shares	$25.97
Class A-J2 Shares	$25.97
Class E Shares	$26.12
Class Q Shares	$26.15
Class H Shares	$26.15

As of July 31, 2025, no Class D Shares, Class S Shares, Class J1 Shares, Class J2 Shares, Class A-S Shares and Class T Shares were outstanding.

The Transactional Net Asset Value is also available on the Company’s website at eqtgroup.com/private-wealth/private-equity/eqpe. The contents of the website are not incorporated by reference into, or otherwise a part of, this Current Report on Form 8-K.

For additional information, please see details included in Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Net Asset Value as of July 31, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT Private Equity Company LLC

By:	/s/ Bethany Oleynick
Name: Bethany Oleynick
Title: Legal Director and Secretary

Date: August 26, 2025